EXHIBIT 4.1

NUMBER                                                                   SHARES

                          [ALLSTAR SYSTEMS, INC. LOGO]

                              ALLSTAR SYSTEMS, INC.
              Incorporated Under the Laws of the State of Delaware

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                           CUSIP 019892 10 8
is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 OF THE COMMON STOCK OF

                             ALLSTAR SYSTEMS, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation and of the By-Laws of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

                                     [SEAL]

           /s/ James H. Long                                /s/ D.R. Chadwick
PRESIDENT AND CHIEF EXECUTIVE OFFICER                   SECRETARY AND TREASURER

                              ALLSTAR SYSTEMS, INC

        THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF COMMON AND PREFERRED STOCK. A FULL STATEMENT OF ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF SUCH CLASSES IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.
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           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

                                             UNIF GIFT
TEN COM-- as tenants in common               MIN ACT-- _______ Custodian_______
TEN ENT-- as tenants by the entireties                  (Cust)          (Minor)
JT TEN -- as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act ________________
          in common                                        (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________
                                        _______________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By _____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AG-15.
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